UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 6, 2020 (May 5, 2020)

Prospect Capital Corporation
(Exact name of registrant as specified in its charter)

MARYLAND	814-00659	43-2048643
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, 42nd Floor, New York, New York 10016
(Address of principal executive offices, including zip code)

(212) 448-0702

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PSEC	NASDAQ Global Select Market
6.25% Notes due 2024, par value $25	PBB	New York Stock Exchange
6.25% Notes due 2028, par value $25	PBY	New York Stock Exchange
6.875% Notes due 2029, par value $25	PBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At 10:00 a.m. (Eastern Time) on May 5, 2020, Prospect Capital Corporation (the “Company”) held a Special Meeting of Stockholders on the Internet by virtual means (the “Special Meeting”).  At the Special Meeting, the Company’s common stockholders voted on two proposals, which were approved.  The proposals are described in detail in the Company’s definitive proxy statement for the Special Meeting as filed with the Securities and Exchange Commission (the “SEC”) on April 13, 2020.  As of April 6, 2020, the record date, 367,817,926 shares of common stock were eligible to vote, which included 94,801,851 shares owned by affiliates. The final voting results from the Special Meeting were as follows:

Proposal 1.      By the vote shown below, the stockholders ratified the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020. Approval of Proposal 1 required a majority of the votes by all stockholders present, in person or by proxy, at the Special Meeting.

For	Against	Abstained	Broker Non-Votes
261,535,641	7,058,551	3,836,573	-

Proposal 2.      By the vote shown below, effective as of May 6, 2020, the stockholders approved the application of the reduced asset coverage requirements in Section 61(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), to the Company, which permits the Company to double the maximum amount of leverage that it is permitted to incur by reducing the asset coverage requirement applicable to the Company from 200% to 150%, as provided for in Section 61(a)(2) of the 1940 Act, a successor provision to Section 61(a)(1) of the 1940 Act. Approval of Proposal 2 required a majority of the votes cast by all stockholders present, in person or by proxy, at the Special Meeting.

For	Against	Abstained	Broker Non-Votes
122,644,628	10,823,033	3,216,217	135,746,887

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation

By:     /s/ M. Grier Eliasek
Name: M. Grier Eliasek
Title: Chief Operating Officer
Date:  May 6, 2020

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